UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 1997



                              SYRATECH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  State of Delaware               1-12624                   13-3354944
  -----------------               -------                   ----------
  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                          Identification No.)
  incorporation)



     175 McClellan Highway, East Boston, Massachusetts      02128-9114
     -------------------------------------------------      ----------
        (Address of principal executive offices)            (zip code)


       Registrant's telephone number, including area code (617) 561-2200


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        -------------

     In connection with the Registration Statement on Form S-3 (File No. 333-18133) filed by Syratech Corporation, a Delaware corporation (the "Company"), and several guarantors (the "Guarantors"), with the Securities and Exchange Commission (the "SEC") on December 18, 1996, as amended by Amendment No. 1 to the Registration Statement filed with the SEC on March 18, 1997 and declared effective by the SEC on April 10, 1997 and the Registration Statement on Form S-3 (File No. 333-24965) filed by the Company and the Guarantors with the SEC on April 11, 1997, pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, the Company and the Guarantors incurred the following expenses, other than underwriting discounts and commissions, payable by the Company and the Guarantors in connection with the sale of the 11% Senior Notes due 2007 and the Subsidiary Guarantees being registered thereby. All items are estimated except the registration, filing and listing fees.

    SEC registration fee........................................ $   51,516
    Blue sky fees and expenses..................................     15,000
    Printing and engraving expenses.............................    200,000
    Legal fees and expenses.....................................    150,000
    Accounting fees and expenses................................    100,000
    Trustee fees................................................     20,000
    Miscellaneous...............................................     13,484
                                                                  ---------

    Total.......................................................   $550,000

Item 7. Exhibits
        --------


   Exhibit Number
(Referenced to Item 601
  of Regulation S-K)        Description of Exhibit
-----------------------     ----------------------


   3.6                      Articles of Incorporation of Syratech Holding Corporation.
   3.7                      Bylaws of Syratech Holding Corporation.
   3.8                      Certificate of Incorporation of New Wallace Corporation.
   3.9                      Certificate of Amendment of New Wallace Corporation.
   3.10                     Certificate of Amendment of Wallace International Silversmiths, Inc.
   3.11                     Bylaws of Wallace International Silversmiths, Inc.
   3.12                     Certificate of Incorporation of Wallace International de P.R., Inc.
   3.13                     Certificate of Renewal of Wallace International de P.R., Inc.
   3.14                     Certificate of Amendment of Wallace International de P.R., Inc.
   3.15                     Bylaws of Wallace International de P.R., Inc.
   3.16                     Certificate of Incorporation of International Silver Company.
   3.17                     Bylaws of International Silver Company.
   3.18                     Certificate of Incorporation of International Silver de P.R., Inc.
   3.19                     Bylaws of International Silver de P.R., Inc.
   3.20                     Certificate of Incorporation of PMW de P.R., Inc.
   3.21                     Certificate of Amendment Before Receipt of Payment for Stock of PMW de P.R., Inc.
   3.22                     Certificate of Amendment of PMW Silver de P.R., Inc.
   3.23                     Bylaws of PMW Silver de P.R., Inc.
   3.24                     Certificate of Incorporation of Newburyport Acquisition Corp.
   3.25                     Certificate of Amendment of Newburyport Acquisition Corp.
   3.26                     Bylaws of Towle Manufacturing Company
   3.27                     Certificate of Incorporation of Ramesor, Inc.
   3.28                     Certificate of Amendment Before Payment for Stock of Ramesor, Inc.
   3.29                     Bylaws of Rosemar Silver Company, Inc.
   3.30                     Certificate of Incorporation of Port Property Holdings, Inc.
   3.31                     Certificate of Amendment Before Payment for Stock of Port Property Holdings, Inc.
   3.32                     Bylaws of Towle Holloware, Inc.
   3.33                     Certificate of Incorporation of HRID29, Inc.
   3.34                     Certificate of Incorporation of Far-B Acquisition Corp.
   3.35                     Certificate of Amendment of Farberware Inc.
   3.36                     Certificate of Amendment of Far-B Acquisition Corp.
   3.37                     Bylaws of Farberware Inc.
   3.38                     Certificate of Incorporation of Silvestri Acquisition Corporation.
   3.39                     Certificate of Amendment of Silvestri Corporation.
   3.40                     Bylaws of Silvestri, Inc.
   3.41                     Certificate of Incorporation of Rochard Imports, Incorporated.
   3.42                     Certificate of Amendment of Rochard Imports, Incorporated.
   3.43                     Certificate of Incorporation of Rochard Imports, Incorporated.
   3.44                     Articles of Incorporation of Northstar Sales Corporation.
   3.45                     Bylaws of Northstar Sales Corporation.
   3.46                     Articles of Organization of Leonard Florence Associates, Inc.
   3.47                     Bylaws of Leonard Florence Associates, Inc.
   3.48                     Articles of Incorporation of CHI International, Inc.
   3.49                     Bylaws of CHI International, Inc.
   3.50                     Articles of Organization of Syratech Security Corporation.
   3.51                     Articles of Amendment of Syratech Security Corporation.
   3.52                     Bylaws of Syratech Security Corporation.
   3.53                     Articles of Incorporation of Syratech West Coast Warehouse Corp.
   3.54                     Bylaws of Syratech West Coast Warehouse Corp.
   3.55                     Declaration of Trust of 175 Amlegion Realty Trust.
   3.56                     Articles of Incorporation of Syratech Silver Sales Corp.
   3.57                     Bylaws of Syratech Silver Sales Corp.
   5.1                      Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.

                                   Signatures
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 15, 1997


                                       SYRATECH CORPORATION


                                       By: /s/ Faye A. Florence
                                           -------------------------------
                                           Name: Faye A. Florence
                                           Title: Vice President

                                 EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


                                                                                                                         Pagination
                                                                                                                            by
Exhibit                                             Exhibit                                                              sequential
Number                                            Description                                                            numbering
---------   ------------------------------------------------------------------------------------------                  -----------
   3.6      Articles of Incorporation of Syratech Holding Corporation.
   3.7      Bylaws of Syratech Holding Corporation.
   3.8      Certificate of Incorporation of New Wallace Corporation.
   3.9      Certificate of Amendment of New Wallace Corporation.
   3.10     Certificate of Amendment of Wallace International Silversmiths, Inc.
   3.11     Bylaws of Wallace International Silversmiths, Inc.
   3.12     Certificate of Incorporation of Wallace International de P.R., Inc.
   3.13     Certificate of Renewal of Wallace International de P.R., Inc.
   3.14     Certificate of Amendment of Wallace International de P.R., Inc.
   3.15     Bylaws of Wallace International de P.R., Inc.
   3.16     Certificate of Incorporation of International Silver Company.
   3.17     Bylaws of International Silver Company.
   3.18     Certificate of Incorporation of International Silver de P.R., Inc.
   3.19     Bylaws of International Silver de P.R., Inc.
   3.20     Certificate of Incorporation of PMW de P.R., Inc.
   3.21     Certificate of Amendment Before Receipt of Payment for Stock of PMW de P.R., Inc.
   3.22     Certificate of Amendment of PMW Silver de P.R., Inc.
   3.23     Bylaws of PMW Silver de P.R., Inc.
   3.24     Certificate of Incorporation of Newburyport Acquisition Corp.
   3.25     Certificate of Amendment of Newburyport Acquisition Corp.
   3.26     Bylaws of Towle Manufacturing Company
   3.27     Certificate of Incorporation of Ramesor, Inc.
   3.28     Certificate of Amendment Before Payment for Stock of Ramesor, Inc.
   3.29     Bylaws of Rosemar Silver Company, Inc.
   3.30     Certificate of Incorporation of Port Property Holdings, Inc.
   3.31     Certificate of Amendment Before Payment for Stock of Port Property Holdings, Inc.
   3.32     Bylaws of Towle Holloware, Inc.
   3.33     Certificate of Incorporation of HRID29, Inc.
   3.34     Certificate of Incorporation of Far-B Acquisition Corp.
   3.35     Certificate of Amendment of Farberware Inc.
   3.36     Certificate of Amendment of Far-B Acquisition Corp.
   3.37     Bylaws of Farberware Inc.
   3.38     Certificate of Incorporation of Silvestri Acquisition Corporation.
   3.39     Certificate of Amendment of Silvestri Corporation.
   3.40     Bylaws of Silvestri, Inc.
   3.41     Certificate of Incorporation of Rochard Imports, Incorporated.
   3.42     Certificate of Amendment of Rochard Imports, Incorporated.
   3.43     Certificate of Incorporation of Rochard Imports, Incorporated.
   3.44     Articles of Incorporation of Northstar Sales Corporation.
   3.45     Bylaws of Northstar Sales Corporation.
   3.46     Articles of Organization of Leonard Florence Associates, Inc.
   3.47     Bylaws of Leonard Florence Associates, Inc.
   3.48     Articles of Incorporation of CHI International, Inc.
   3.49     Bylaws of CHI International, Inc.
   3.50     Articles of Organization of Syratech Security Corporation.
   3.51     Articles of Amendment of Syratech Security Corporation.
   3.52     Bylaws of Syratech Security Corporation.
   3.53     Articles of Incorporation of Syratech West Coast Warehouse Corp.
   3.54     Bylaws of Syratech West Coast Warehouse Corp.
   3.55     Declaration of Trust of 175 Amlegion Realty Trust.
   3.56     Articles of Incorporation of Syratech Silver Sales Corp.
   3.57     Bylaws of Syratech Silver Sales Corp.
   5.1      Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.